U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 *317 / 226-6101*
Indianapolis, Indiana 46204 *Fax 317 / 226-6356*

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) For the month ended: December 31, 2007

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11 Date Bankruptcy filed: September 16, 2003
Previously

Required Documents	ATTACHED	SUBMITTED
1. Monthly Income Statement (P&L1)	X	
2. Monthly Cash Flow Report (CF1; 3 pages)	X	
3. Statement of Operations (Oprept)	X	
4. Other reports/documents as required by the U.S. Trustee	N/A	

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward Dated: January 9, 2008

1/13/08

Title: Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation

Debtor's telephone number: 205 422 0726

Reports Prepared by: (Name)

Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation (Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of December 31, 2007

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	-
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending inventory	-	
Cost of goods sold	-	-
Gross profit	-	-
Interest	118,210	262,574
Rents	-	-
Gain (loss) from sale of property	-	-
Platinum Settlement	17,800,000	17,800,000
Other income	-	28
Total income	17,918,210	18,062,602
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	11,000	132,000
Repairs and maintenance (warranty expense)	-	-
Factory equipment rental	-	-
Supplies	214	1,286
Bad debts	-	-
Bank fees	964	23,625
Payroll taxes	841	10,818
Other taxes (Delaware franchise)	-	679
Interest expense	-	-
Stockholder services	1,751	22,572
Insurance	6,771	16,314
Travel and entertainment	1,362	4,376
Utilities and telephone	273	3,650
Professional and legal	5,549,743	5,815,178
Other expenses (Trustee fees)	-	2,750
Other expenses (UNARCO enviro. expense)	-	500,000
Other expenses (Record storage rental)	-	1,344
Other expenses (License, payroll service)	114	2,207
Total expenses	5,573,033	6,536,799
Net profit (loss)	12,345,177	11,525,803

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended December 31, 2007

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		1,354,249
CASH RECEIPTS		
From cash sales/receipts	-	
From collection of pre-petition accounts receivable	-	
From collection of post-petition accounts receivable	-	
From loans	-	
From contributions to capital or from gifts	-	
Other receipts (net Platinum settlement)	12,396,086	
Other receipts (Receipt customer bankruptcy distribution)	-	
Other receipts (Interest earned)	6,831	
Other receipts (Miscellaneous income)	-	
TOTAL RECEIPTS (Do not include beginning bank balance)		12,402,917
CASH DISBURSEMENTS		
Inventory purchases	-	
* Net payments to officers/owners	-	
* Net payments to other employees	7,589	
Rent payments	-	
Lease payments	-	
Adequate protection payments	-	
Insurance	6,771	
Utilities/telephone	273	
** Tax payments	4,252	
Supplies	214	
Outside labor	-	
Travel/entertainment	1,362	
*** Payments to attorneys	33,988	
*** Payments to accountants	-	
*** Payments to other professionals	-	
U.S. Trustee quarterly fee	-	
Other expenses (Stockholder services)	1,751	
Other expenses (Bank fees)	964	
Other expenses (Edgar filing and news release services)	462	
Other expenses (Delaware franchise tax)	-	
Other expenses (August cash received in error)	-	
Other expenses (License, payroll service)	114	
TOTAL DISBURSEMENTS		57,740
NET CASH FLOW (Total receipts minus total disbursements)		12,345,177
Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements)		13,699,426

* This figure is the actual cash paid. i.e. gross payroll less taxes withheld

** This figure come from page 2 of this form

*** Attach a copy of the court order authorizing such payments

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended December 31, 2007

STATUS OF TAXES

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL				
** Withholding	$ -	$ 2,117	$ 2,117	$ -
** FICA - employee	-	841	841	-
** FICA - employer	-	841	841	-
Unemployment	-	-	-	-
Income	-	-	-	-
Other - list	-	-	-	-
a. Subtotal	$ -	$ 3,799	$ 3,799	$ -
STATE AND LOCAL				
Withholding	$ -	$ 453	$ 453	$ -
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	-	-	-
Other	-	-	-	-
Real property	-	-	-	-
Personal property	-	-	-	-
Other - list	-	-	-	-
b. Subtotal	$ -	$ 453	$ 453	$ -

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments)	$ 4,252

Explain the reason for any past due post-petition taxes: ____________________

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

For the month ended December 31, 2007

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements
03-17287-AJM-11	ROHN Industries, Inc.	$ 57,740
03-17288-AJM-11	ROHN Construction, Inc.	-
03-17289-AJM-11	ROHN Enclosures, Inc.	-
03-17290-AJM-11	ROHN, Inc.	-
03-17291-AJM-11	ROHN Installation Services, Inc.	-
03-17292-AJM-11	ROHN Products, Inc.	-
	Total Disbursements	$ 57,740

Cash disbursements are consolidated under ROHN Industries, Inc. case no. 03-17287-AJM-11

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

For the month ended December 31, 2007

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Pre-petition	$ -	$ -	$ -	$ 1,734,549	
Post-petition	-	-	-	474,309	
Totals	$ -	$ -	$ -	$ 2,208,858	$ 2,208,858 (grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Post-petition only	$ -	$ -	$ -	$ -	$ - (grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days
List Creditor/Lessor				

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance
LaSalle National Bank	Control Disbursement	5590017173	$ (201,586)	$ (152,495)
	Mexico funds (restricted - Mexico use)	5590017173	$ 81,835	$ 81,835
	Deposits received (on utility billings)	5590017173	$ -	$ -
	Lockbox	5800127531	$ -	$ -
	CD Investments (short - term)	Various	$ 1,455,000	$ 13,751,086
Regions (Union Planters) Bank	Unclaimed Distribution Reserve	169404	$ 19,000	$ 19,000
	CD Investments (short - term)	Various	$ -	$ -
	Disputed tax claims reserve		$ -	$ -
	Disputed general unsecured claims reserve		$ -	$ -
	Disputed administrative claims reserve		$ -	$ -
			$ 1,354,249	$ 13,699,426

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended December 31, 2007

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated. On December 28, 2004, the Effective Date of the Debtors' Plan of Liquidation occurred.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   __X__ YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (detail regarding these payments is set forth in the prior Monthly Operating Reports filed in the Debtors' cases)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

   On October 25, 2007, the Disbursing Agent filed a Motion for Approval of Compromise and Settlement with Platinum Equity LLC and PFrank LLC (the "Motion"). The Motion was set for Hearing on December 13, 2007. After hearing arguments from counsel present and testimony on the record, the Court entered an Order granting the Motion. In accordance with the terms of the Settlement Agreement that served as the basis for the Motion, Platinum Equity LLC and PFrank LLC transmitted $12,396,086.00 in funds to the estate on December 26, 2007.

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed:** $ 9,616,327.18*.
   What amount of these receivables is considered uncollectible? **$ 1,890,615 (over 90 days)*.**

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ____________

   c. **sales price:** $ -

   d. **net amount received:** $ -

6. List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
N/A			
N/A			

7. Schedule of insurance coverage.

Type of Policy	Expiration Date
Filed 12/31/03	

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverage through the December 31, 2008 for general liability, workers compensation and automobile liability.

8. Schedule of changes in personnel.

	Full Time	Part Time
a. Total number of employees at beginning of this period. (November 30, 2007)	2	0
b. Number hired during this period.	0	0
c. Number terminated or resigned.	0	0
d. Total number of employees on payroll at the end of the period. (December 31, 2007)	2	0